SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series FRD-1)
             (Exact name of registrant as specified in its charter)


       Delaware                          333-64767-06              13-3891329
(State or other jurisdiction             (Commission           (I.R.S Employer
   of incorporation)                     File Number)          Idenfication No.)


         World Financial Center
           New York, New York                                        10281
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000




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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On June 29, 2001, PreferredPLUS Trust Series FRD-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 2,000,000 Trust Certificates.

                  In connection therewith, the Depositor entered into a PreferredPLUS 7.40% Trust Certificates Series FRD-1 Supplement, dated as of June 29, 2001, by and between the Depositor and United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.




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Item 7.    Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

1.2                        Terms Agreement between Merrill Lynch Depositor, Inc.
                           and Merrill Lynch, Pierce, Fenner & Smith,
                           Incorporated dated June 26, 2001.

4.2 PreferredPLUS 7.40% Trust Certificates Series FRD-1 Series Supplement, dated as of June 29, 2001, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  July 2, 2001                        By: /s/  Barry N. Finkelstein
                                               ---------------------------------
                                                 Name:  Barry N. Finkelstein
                                                 Title: President


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                                INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------

1.2                        Terms Agreement between Merrill Lynch Depositor, Inc.
                           and Merril Lynch, Pierce, Fenner & Smith,
                           Incorporated dated June 21, 2001.

4.2 Series Supplement for PreferredPLUS 7.40% Trust Certificates Series FRD-1, dated as of June 29, 2001, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.